SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

December 30, 2004

MEDICAL STAFFING SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-23967	91-2135006
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8150 Leesburg Pike, Suite 1200, Vienna, Virginia	22182
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(703) 641-8890

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 30, 2004, Medical Staffing Solutions, Inc. (the “Company”) entered into a non-binding letter of intent (the “Letter of Intent”) with A&T Systems, Inc. (“A&T”). Pursuant to the Letter of Intent and upon the consummation of a definitive agreement, the Company will acquire certain assets of A&T. A&T is based in Silver Spring, MD and is a Total Solutions Provider in IT Solutions, telecom, e-solutions, and professional services.

On January 5, 2005, the Company issued a press release announcing that the Company has entered into the Letter of Intent.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location
Exhibit 99.1	Press Release dated January 5, 2005 announcing the entry into a Letter of Intent with A&T	Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Staffing Solutions, Inc.

Date: January 5, 2005	By:	/s/ Dr. Brajnandan B. Sahay
Name: Dr. Brajnandan B. Sahay
Title: President, Chief Executive Officer, Principal Financial Officer and Director

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